Financial instruments	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
Financial instruments

1) Non-derivative financial instruments:

The Company's non-derivative financial instruments consist of cash and cash equivalents, short-term investments, accounts receivable, accounts payables and accrued liabilities and capital leases. The carrying value of these financial instruments approximates their fair values due to their short terms to maturity. NXT is not exposed to significant interest or credit risks arising from these financial instruments. NXT is exposed to foreign exchange risk as a result of periodically holding foreign denominated financial instruments. Any unrealized foreign exchange gains and losses arising on such holdings are reflected in earnings at the end of each period.

2) Derivative financial instruments

As at December 31, 2018, 2017 and 2016 the Company held no derivative financial instruments.